EXHIBIT 10.1

Execution Version

It is the responsibility of any investor purchasing these securities to satisfy itself as to full observance of the laws of any relevant territory outside the United States in connection with any such purchase, including obtaining any required governmental or other consents or observing any other applicable requirements. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

Pineapple Energy Inc.

Series B Preferred Stock

SUBSCRIPTION AND INVESTMENT REPRESENTATION AGREEMENT

THIS AGREEMENT, dated as of May 14, 2024, is by and between Pineapple Energy Inc., a Minnesota corporation (the “Company”), and the undersigned subscriber (the “Subscriber”). In consideration of the mutual promises contained herein, and other good, valuable and adequate consideration, the parties hereto agree as follows:

1. Agreement of Sale; Closing. The Company agrees to sell to Subscriber, and Subscriber agrees to purchase from the Company, one (1) share of the Company’s Series B Preferred Stock, par value $1.00 per share (the “Securities”), which Securities shall have the voting rights, designations, powers, preferences, qualifications, limitations, and restrictions set forth in the Certificate of Designation attached hereto as Exhibit A (the “Certificate of Designation”). Subscriber hereby acknowledges and agrees to the entire terms of the Certificate of Designation, including, without limitation, the voting rights in Section 3, the restrictions on transfer of the Securities in Section 5 and the cancellation of the Securities pursuant to Section 6 of the Certificate of Designation. The purchase price will be paid by the Subscriber to the Company in cash at the price of $15.00 per share.

2. Representations and Warranties of Subscriber. In consideration of the Company’s offer to sell the Securities, and in addition to the purchase price to be paid, Subscriber hereby covenants, represents, and warrants to the Company as follows:

a. Information About the Company.

i. Subscriber is aware there is substantial doubt about the Company’s ability to continue as a going concern and that its financial projections and future are purely speculative.

ii. Subscriber is aware that the Securities have no right of redemption and are subject to cancellation at the discretion of the Company’s board of directors or upon achievement of certain conditions as set forth in the Certificate of Designation.

iii. Subscriber has had an opportunity to ask questions of, and receive answers from, the Company concerning the business, management, and financial and compliance affairs of the Company and the terms and conditions of the purchase of the Securities contemplated hereby. Subscriber has had an opportunity to obtain, and has received, any additional information deemed necessary by the Subscriber to verify such information in order to form a decision concerning an investment in the Company.

iv. Subscriber has been advised to seek legal counsel and financial and tax advice concerning Subscriber’s investment in the Company hereunder.

b. Restrictions on Transfer. Subscriber covenants, represents and warrants that the Securities are being purchased for Subscriber’s own personal account and for Subscriber’s individual investment and without the intention of reselling or redistributing the same, that Subscriber has made no agreement with others regarding any of such Securities, and that Subscriber’s financial condition is such that it is not likely that it will be necessary to dispose of any of the Securities in the foreseeable future. Moreover, Subscriber acknowledges that any of the aforementioned actions may require the prior written consent of the Company’s board of directors pursuant to the Certificate of Designation. Subscriber is aware that, in the view of the Securities and Exchange Commission, a purchase of the Securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained by Subscriber for the acquisition of the Securities and for which the Securities were pledged as security, would represent an intent inconsistent with the covenants, warranties and representations set forth above.

Subscriber understands that the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or foreign securities laws in reliance on exemptions from registration under these laws, and that, accordingly, the Securities may not be resold by the undersigned (i) unless they are registered under both the Securities Act and applicable state or foreign securities laws or are sold in transactions which are exempt from such registration, and (ii) except in compliance with Section 5 of the Certificate of Designation, which may require the prior written consent of the Company’s board of directors. Subscriber therefore agrees not to sell, assign, transfer or otherwise dispose of the Securities (A) unless a registration statement relating thereto has been duly filed and become effective under the Securities Act and applicable state or foreign securities laws, or unless in the opinion of counsel satisfactory to the Company no such registration is required under the circumstances, and (B) except in compliance with Section 5 of the Certificate of Designation. There is not currently, and it is unlikely that in the future there will exist, a public market for the Securities; and accordingly, for the above and other reasons, Subscriber may not be able to liquidate an investment in the Securities for an indefinite period.

c. High Degree of Economic Risk. Subscriber realizes that an investment in the Securities involves a high degree of economic risk to the Subscriber, including the risks of receiving no return on the investment and/or of losing Subscriber’s entire investment in the Company. Subscriber is able to bear the economic risk of investment in the Securities, including the total loss of such investment. The Company can make no assurance regarding its future financial performance or as to the future profitability of the Company.

d. Suitability. Subscriber has such knowledge and experience in financial, legal and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Securities. Subscriber has obtained, to the extent deemed necessary, Subscriber’s own personal professional advice with respect to the risks inherent in, and the suitability of, an investment in the Securities in light of Subscriber’s financial condition and investment needs. Subscriber believes that the investment in the Securities is suitable for Subscriber based upon Subscriber’s investment objectives and financial needs, and Subscriber has adequate means for providing for Subscriber’s current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Securities. Subscriber understands that no federal or state agency has made any finding or determination as to the fairness for investment, nor any recommendation or endorsement, of the Securities.

e. Tax Liability. Subscriber has reviewed with Subscriber’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement, and has and will rely solely on such advisors and not on any statements or representations of the Company or any of its agents, representatives, employees or affiliates or subsidiaries. Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Under penalties of perjury, Subscriber certifies that Subscriber is not subject to back-up withholding either because Subscriber has not been notified that Subscriber is subject to back-up withholding as a result of a failure to report all interest and dividends, or because the Internal Revenue Service has notified Subscriber that Subscriber is no longer subject to back-up withholding.

f. Residence. Subscriber’s present principal residence or business address, and the location where the securities are being purchased, is located in the State of Minnesota.

g. Limitation Regarding Representations. Except as set forth in this Agreement, no covenants, representations or warranties have been made to Subscriber by the Company or any agent, representative, employee, director or affiliate or subsidiary of the Company and in entering into this transaction, Subscriber is not relying on any information, other than that contained herein and the results of independent investigation by Subscriber without any influence by the Company or those acting on the Company’s behalf. Subscriber agrees it is not relying on any oral or written information not expressly included in this Agreement, including but not limited to the information which has been provided by the Company, its directors, its officers or any affiliate or subsidiary of any of the foregoing.

h. Authority.

i. Entity. If the undersigned is not an individual but an entity, the individual signing on behalf of such entity and the entity jointly and severally agree and certify that (a) the undersigned was not organized for the specific purpose of acquiring the Securities and (b) this Agreement has been duly authorized by all necessary action(s) on the part of the undersigned, has been duly executed by an authorized officer, agent or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

ii. Individual. If the undersigned is an individual, the undersigned is of legal age.

3. Legend. Subscriber consents to the notation of the Securities with the following legend reciting restrictions on the transferability of the Securities:

The Securities represented hereby have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and have not been registered under any state securities laws. These Securities may not be sold, offered for sale or transferred, without first obtaining (i) an opinion of counsel satisfactory to the Company that such sale or transfer lawfully is exempt from registration under the Securities Act and under the applicable state securities laws or (ii) such registration. Moreover, these Securities may be transferred only in accordance with the terms of the Company’s Certificate of Designation of Series B Preferred Stock, a copy of which is on file with the Secretary of the Company.

PARAGRAPH 4 IS REQUIRED IN CONNECTION WITH THE EXEMPTIONS FROM THE SECURITIES ACT AND STATE LAWS BEING RELIED ON BY THE COMPANY WITH RESPECT TO THE OFFER AND SALE OF THE SECURITIES HEREUNDER. ALL OF SUCH INFORMATION WILL BE KEPT CONFIDENTIAL AND WILL BE REVIEWED ONLY BY THE COMPANY AND ITS COUNSEL. THE UNDERSIGNED AGREES TO FURNISH ANY ADDITIONAL INFORMATION THAT THE COMPANY AND ITS COUNSEL DEEM NECESSARY TO VERIFY THE RESPONSES SET FORTH BELOW.

4. Accredited Status. Subscriber covenants, represents and warrants that it does qualify as an “accredited investor” as that term is defined in Regulation D under the Securities Act because the undersigned satisfies the criteria indicated in Exhibit B hereto. Subscriber further covenants, represents and warrants that the information provided under the heading “Accredited Investor Status” in Exhibit B to this Agreement is true and correct. The information provided under this section of the Agreement is required in connection with the exemptions from the Securities Act and state securities laws being relied on by the Company with respect to the offer and sale of the Securities. The undersigned agrees to furnish any additional information which the Company or its legal counsel deem necessary in order to verify the responses set forth above.

5. Holding Status. Subscriber desires that the Securities be held as set forth on the signature page hereto.

6. Confidentiality. Subscriber will make no written or other public disclosures regarding the Company and its business, the terms or existence of the proposed or actual sale of Securities or regarding the parties to the proposed or actual sale of Securities to any individual or organization without the prior written consent of the Company, except as may be required by law.

7. Notice. Correspondence regarding the Securities should be directed to Subscriber at the address provided by Subscriber to the Company in writing. Subscriber is a bona fide resident of the state of Minnesota.

8. No Assignment or Revocation; Binding Effect. Neither this Agreement, nor any interest herein, shall be assignable or otherwise transferable, restricted or limited by Subscriber without prior written consent of the Company. Subscriber hereby acknowledges and agrees that Subscriber is not entitled to cancel, terminate, modify or revoke this Agreement in any way and that the Agreement shall survive the death, incapacity or bankruptcy of Subscriber. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns.

9. Indemnification. The Company agrees to indemnify and hold harmless the Subscriber and each current and future officer, director, employee, agent, representative and shareholder, if any, of the Subscriber from and against any and all costs, loss, damage or liability associated with this Agreement and the issuance and voting of the Securities.

10. Modifications. This Agreement may not be changed, modified, released, discharged, abandoned or otherwise amended, in whole or in part, except by an instrument in writing, signed by the Subscriber and the Company.

No delay or failure of the Company in exercising any right under this Agreement will be deemed to constitute a waiver of such right or of any other rights.

11. Entire Agreement. This Agreement and the exhibits hereto are the entire agreement between the parties with respect to the subject matter hereto and thereto. This Agreement, including the exhibits, supersede any previous oral or written communications, representations, understandings or agreements with the Company or with any officers, directors, agents or representatives of the Company.

12. Severability. In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable in any jurisdiction, such paragraph or provision shall, as to that jurisdiction, be adjusted and reformed, if possible, in order to achieve the intent of the parties hereunder, and if such paragraph or provision cannot be adjusted and reformed, such paragraph or provision shall, for the purposes of that jurisdiction, be voided and severed from this Agreement, and the entire Agreement shall not fail on account thereof but shall otherwise remain in full force and effect.

13. Governing Law. This Agreement shall be governed by, subject to, and construed in accordance with the laws of the State of Minnesota without regard to conflict of law principles.

14. Survival of Covenants, Representations and Warranties. Subscriber understands the meaning and legal consequences of the agreements, covenants, representations and warranties contained herein, and agrees that such agreements, covenants, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment by Subscriber for the Securities.

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For good, valuable and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, Subscriber hereby agrees that by signing this Subscription and Investment Representation Agreement, and upon acceptance hereof by the Company, that the terms, provisions, obligations and agreements of this Agreement shall be binding upon Subscriber, and such terms, provisions, obligations and agreements shall inure to the benefit of and be binding upon Subscriber and its successors and assigns.

INDIVIDUAL(S):	ENTITY:

	Entity Name:	LAKE STREET SOLAR, LLC

Name:	By:	NORTHERN PACIFIC GROWTH INVESTMENT PARTNERS, L.P.
	Its:	Managing Member

	By:	NORTHERN PACIFIC GROUP GP I, LLC
	Its:	General Partner

	By:	/s/ Scott Honour
	Name:	Scott Honour
	Its:	Managing Partner

Number of Shares Purchased: 1
Purchase Price Per Share: $15.00
Aggregate Purchase Price: $15.00

The Subscriber desires that the Securities be held as follows (check one):
☐	Individual Ownership	☐	Corporation*
☐	Community Property	☐	Trust*
☐	Jt. Tenant with Right of Survivorship	X	Limited Liability Company*
	(both parties must sign)	☐	Partnership*
☐	Tenants in Common	☐	Other (please describe):
* If Securities are being subscribed for by an entity, Exhibit C to this agreement must also be completed.

The Company hereby accepts the subscription evidenced by this Subscription and Investment Representation Agreement:

Pineapple Energy Inc.

By:	/s/ Kyle J. Udseth
Kyle J. Udseth
Chief Executive Officer

EXHIBIT A

CERTIFICATE OF DESIGNATION

[See attached]

PINEAPPLE ENERGY INC.

CERTIFICATE OF DESIGNATION

OF

SERIES B PREFERRED STOCK

Pursuant to Sections 302A.133 and 302A.401 of the
Minnesota Business Corporation Act

THE UNDERSIGNED DOES HEREBY CERTIFY, on behalf of Pineapple Energy Inc., a Minnesota corporation (the “Corporation”), that the following resolution was duly adopted by the board of directors of the Corporation (the “Board of Directors”), in accordance with the provisions of Sections 302A.133 and 302A.401 of the Minnesota Business Corporation Act (the “MBCA”), via written consent on May 13, 2024, which resolution provides for the creation of a series of the Corporation’s Preferred Stock, par value $1.00 per share, which is designated as “Series B Preferred Stock,” with the rights, preferences, privileges and restrictions set forth therein.

WHEREAS, the Fourth Amended and Restated Articles of Incorporation of the Corporation (as amended, the “Articles of Incorporation”), provides for a class of capital stock of the Corporation known as preferred stock, consisting of 3,000,000 shares, par value $1.00 per share (the “Preferred Stock”), issuable from time to time in one or more series, and further provides that the Board of Directors is expressly authorized to fix the voting rights, if any, designations, powers, preferences and the relative, participation, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, of any unissued series of Preferred Stock, to fix the number of shares constituting such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding).

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to authority conferred upon the Board of Directors by the Articles of Incorporation, (i) a series of Preferred Stock be, and hereby is, authorized by the Board of Directors, (ii) the Board of Directors hereby authorizes the issuance of one share of Series B Preferred Stock and (iii) the Board of Directors hereby fixes the voting rights, designations, powers, preferences, qualifications, limitations and restrictions thereof, in addition to any provisions set forth in the Articles of Incorporation that are applicable to all series of the Preferred Stock, as follows:

TERMS OF PREFERRED STOCK

1. Designation, Amount and Par Value. The series of Preferred Stock created hereby shall be designated as the Series B Preferred Stock (the “Series B Preferred Stock”), and the number of shares so designated shall be one. The share of Series B Preferred Stock shall have a par value of $1.00 per share and will be uncertificated and represented in book-entry form.

2. Dividends. The holder of Series B Preferred Stock, as such, shall not be entitled to receive dividends of any kind.

3. Voting Rights. Except as otherwise provided by the Articles of Incorporation or required by law, the holder of the share of Series B Preferred Stock shall have the following voting rights:

3.1. Except as otherwise provided herein, the outstanding share of Series B Preferred Stock shall have five billion (5,000,000,000) votes. The outstanding share of Series B Preferred Stock shall vote together with the outstanding shares of common stock, par value $0.05 per share (the “Common Stock”), of the Corporation as a single class exclusively on the following matters properly presented at a meeting of the shareholders of the Corporation: (i) the Reverse Stock Split (as defined below), (ii) the Authorized Shares Increase (as defined below), and (iii) the election of directors of the Corporation (the “Director Election”). The Series B Preferred Stock shall not be entitled to vote on any other matters, nor be counted for purposes of quorum, except to the extent required under the MBCA. As used herein, the term “Reverse Stock Split” means any proposal to adopt an amendment to the Articles of Incorporation, or any other proposal to otherwise approve or ratify, to reclassify the outstanding shares of Common Stock into a smaller number of shares of Common Stock at a ratio specified in or determined in accordance with the terms of such amendment or proposal. As used herein, the term “Authorized Shares Increase” means any proposal to adopt an amendment to the Articles of

Incorporation, or any other proposal to otherwise approve or ratify, to increase the authorized number of shares of Common Stock, either by increasing the total number of authorized shares or by effecting a reverse stock split without a corresponding decrease in the number of authorized shares. The Reverse Stock Split and the Authorized Shares Increase are collectively referred to herein as the “Super-Voting Proposals.” For the avoidance of doubt, the Super-Voting Proposals may, but need not, be combined in a single proposal.

3.2. The share of Series B Preferred Stock shall be voted, without action by the holder, on the Super-Voting Proposals in the same proportion as shares of Common Stock are voted (excluding any shares of Common Stock that are not voted) on the Super-Voting Proposals (and, for purposes of clarity, such voting rights shall not apply on any other resolution presented to the shareholders of the Corporation).

3.3. Solely with respect to the Director Election, the share of Series B Preferred Stock shall be entitled to one vote and vote pari passu with the holders of the Common Stock (and, for purposes of clarity, the share of Series B Preferred Stock shall be entitled to five billion (5,000,000,000) votes solely in connection with the Super-Voting Proposals).

4. Rank; Liquidation and Other. The Series B Preferred Stock shall have no rights as to any distribution of assets of the Corporation for any reason, including upon a liquidation, bankruptcy, reorganization, merger, acquisition, sale, redemption, dissolution, or winding up of the Corporation, whether voluntarily or involuntarily.

5. Transfer. The Series B Preferred Stock may not be Transferred at any time prior to shareholder approval of the Super-Voting Proposals without the prior written consent of the Board of Directors. “Transferred” means, directly or indirectly, whether by merger, consolidation, share exchange, division, or otherwise, the sale, transfer, gift, pledge, encumbrance, assignment, or other disposition of the share of Series B Preferred Stock (or any right, title or interest thereto or therein) or any agreement, arrangement, or understanding (whether or not in writing) to take any of the foregoing actions.

6. Cancellation.

6.1. The outstanding share of Series B Preferred Stock shall be cancelled, in whole, but not in part, at any time (i) if such cancellation is ordered by the Board of Directors in its sole discretion, automatically and effective on such time and date specified by the Board of Directors in its sole discretion, or (ii) automatically upon the approval by the Company’s shareholders of the Super-Voting Proposals at any meeting of shareholders or any adjournment thereof (any such cancellation pursuant to this Section 6.1, the “Cancellation”). As used herein, the “Cancellation Time” shall mean the effective time of the Cancellation.

6.2. The share of Series B Preferred Stock cancelled in the Cancellation pursuant to this Section 6 shall be cancelled for no consideration.

6.3. From and after the time at which the share of Series B Preferred Stock is called for Cancellation (whether automatically or otherwise) in accordance with Section 6.1 hereof, such share of Series B Preferred Stock shall cease to be outstanding, and the former holder shall not be entitled to any right of redemption or similar rights. The share of Series B Preferred Stock cancelled by the Corporation pursuant to this Certificate of Designation shall be automatically retired and restored to the status of an authorized but unissued share of Preferred Stock, upon such Cancellation. Notice of a meeting of the Corporation’s shareholders for the submission to such shareholders of any proposal(s) to approve the Super-Voting Proposals shall constitute notice of the Cancellation of shares of Series B Preferred Stock and result in the automatic Cancellation of the share of Series B Preferred Stock at the Cancellation Time pursuant to Section 6.1 hereof.

7. Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.

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IN WITNESS WHEREOF, Pineapple Energy Inc. has caused this Certificate of Designation of Series B Preferred Stock to be duly executed by the undersigned duly authorized officer as of this 13th day of May, 2024.

PINEAPPLE ENERGY INC.

By:	/s/ Kyle J. Udseth
Kyle J. Udseth
Chief Executive Officer

EXHIBIT B

ACCREDITED INVESTOR CRITERIA
[Mark as applicable]

______	The undersigned is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000. In calculating net worth, you may include equity in personal property and real estate (excluding your principal residence), cash, short term investments, stock and securities. Indebtedness that is secured by your primary residence up to the estimated fair market value of the residence shall not be included as a liability unless it exceeds the amount outstanding 60 days before the date of this agreement other than as a result of acquisition of your primary residence. Indebtedness secured by your primary residence in excess of the fair market value of the residence shall be included as a liability.

______	The undersigned is an individual that had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year.

______	The undersigned is an individual that had with his or her spouse joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

_______	The undersigned is a director or executive officer of the Company.

___X___	The undersigned is an entity, and is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act. This representation is based on the following (check one or more, as applicable):

__X__	The undersigned is an entity in which all equity owners are accredited investors. (If relying on this category alone, each equity owner must complete a separate copy of this Agreement.)

_____	The undersigned (or, in the case of a trust, the undersigned trustee) is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Securities Act acting either in its individual or fiduciary capacity.

_____	The undersigned is an insurance company as defined in Section 2(13) of the Securities Act.

_____	The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Securities Act.

_____	The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

_____	The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and either (check one or more, as applicable):

_____      the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Securities Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser; or

_____      the employee benefit plan has total assets in excess of $5,000,000; or

_____      the plan is a self-directed plan with investment decisions made solely by persons who are “Accredited Investors” as defined under the Securities Act.

_____	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____	The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring Securities and is one or more of the following (check one or more, as applicable):

_____	an organization described in Section 501(c)(3) of the Internal Revenue Code; or

_____	a corporation; or

_____	a Massachusetts or similar business trust; or

_____	a partnership.

_____	The undersigned is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring Securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of the investment in the Securities.

EXHIBIT C

LEGAL ENTITY SUBSCRIBER
CERTIFICATE OF SIGNATORY

Name of Subscriber: Lake Street Solar, LLC, a Delaware limited liability company_________________________

☐ Corporation     ☐ Partnership     ☐ Trust     X Limited Liability Company     ☐ Other ______________

Date Organized: 03/13/2017

Purpose of Organization: Renewable energy investment

Federal Tax ID #: 82-0782786

1.	Individual(s) authorized to execute documents on behalf of the entity in connection with this investment:

Scott Honour

NOTE: A power of attorney or other evidence of authority is required if the Partnership, Limited Liability Company or Trust Agreement or bylaws do not specifically authorize the above-named individual(s) to make this investment for the Partnership, Corporation, Limited Liability Company or Trust. In any event, authorizing documents should accompany this Investment Letter.

2.	How many individuals comprise the entity? 15

3.	Is the entity relying on the judgment of a particular individual other than a member of the entity in making the investment decision? If yes, whom? No.

This Certificate of Signatory has been executed as of the date printed below by the authorized person listed below.

Date: 5/14/2024

SUBSCRIBER:

Entity Name:	LAKE STREET SOLAR, LLC

By:	NORTHERN PACIFIC GROWTH INVESTMENT PARTNERS, L.P.
Its:	Managing Member

By:	NORTHERN PACIFIC GROUP GP I, LLC
Its:	General Partner

By:	/s/ Scott Honour
Name:	Scott Honour
Its:	Managing Partner